UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 29, 2007


                              LAS PALMAS MOBILE ESTATES
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        Nevada                     000-28867                88-0409170
________________________  ________________________  ____________________________
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                              Number)

                44489 Town Center Way, #D-234
                   Palm Desert, California             92260-2789
           _______________________________________     __________
           (Address of principal executive office)     (Zip Code)


                                 (702) 248-1027
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                 Not Applicable
                 ______________________________________________
                 (Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.03

            Effective as of October 31, 2007, Article FOURTH of our Articles of Incorporation was amended to provide that our corporation shall have the authority to issue 100,000,000 shares of common stock, par value for each such share is $.001. There was no change in any of the rights or preferences presently existing for our existing shareholders. Nevada Revised Statutes (78.209) permits an officer to file with the Secretary of State, a Certificate of Change reflecting the amendment.


ITEM 8.01 - OTHER EVENTS

            On October 29, 2007, our board of directors declared a 14 for 1 stock dividend to our stockholders of record as of November 14, 2007. The 2,200,000 shares of stock currently outstanding will become 33,000,000 shares. No fractional shares will be issued. The transfer agent will deliver or cause to be delivered the dividend shares to our stockholders entitled thereto on or about November 15, 2007.



















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      LAS PALMAS MOBILE ESTATES



                                      By: /s/ DIANA L. HASSAN
                                          ______________________________________
                                              Diana L. Hassan
                                              President, Secretary and Treasurer

Dated:  November 1, 2007



















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